                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          BEVERLY ENTERPRISES, INC.
                          NEW BEVERLY HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of registrants as specified in their charters)

            Delaware                              95-4100309
            Delaware                              62-1691861
     ------------------------                 -------------------
     (State of incorporation                  (I.R.S. Employer
     or organization)                         Identification No.)

                        5111 Rogers Avenue, Suite 40-A
                     Fort Smith, Arkansas          72919
               -------------------------------------------------
              (Address of principal executive offices) (zip code)

               See Table of Additional Co-Registrants Attached

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                            Name of each exchange on which
to be so registered                            each class is to be registered

       9% Senior Notes due 2006                    New York Stock Exchange


       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                               ------------------
                                (Title of class)

                       TABLE OF ADDITIONAL CO-REGISTRANTS

                                                              (STATE OR OTHER
                                                              JURISDICTION OF
                                                              INCORPORATION OR     (I.R.S. EMPLOYER
 (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)     ORGANIZATION)      IDENTIFICATION NO.)
 ---------------------------------------------------------    ----------------    -------------------
A-1 Home Health Services, Inc. .............................      Georgia             58-1935144
A.B.C. Health Equipment Corp................................      New York            13-3043192
AdviNet, Inc................................................      Delaware            71-0758986
AGI-Camelot, Inc............................................      Missouri            43-1253376
AGI-McDonald County Health Care, Inc........................      Missouri            43-1253385
Amco Medical Service, Inc...................................       Texas              75-1288363
American Transitional Care Dallas -- Ft. Worth, Inc.........       Texas              76-0322331
American Transitional Hospitals of East Tennessee, Inc. ....      Delaware            62-1704901
American Transitional Health Care, Inc......................      Delaware            76-0292237
American Transitional Hospitals, Inc........................      Delaware            76-0232151
American Transitional Hospitals of Indiana, Inc.............      Indiana             35-1903972
American Transitional Hospitals of Oklahoma, Inc............      Oklahoma            74-2689039
American Transitional Hospitals of Tennessee, Inc...........     Tennessee            62-1562740
American Transitional Hospitals -- Texas Medical Center,
  Inc.......................................................      Delaware            71-0779078
ATH -- Clear Lake, Inc......................................      Delaware            71-0776296
ATH Columbus, Inc...........................................      Delaware            71-0776295
ATH Del Oro, Inc............................................       Texas              62-1578954
ATH Heights, Inc............................................       Texas              76-0442017
ATH -- Little Rock, Inc. ...................................      Delaware            62-1682209
ATH -- Memphis, Inc. .......................................      Delaware            62-1682212
ATH Oklahoma City, Inc......................................      Oklahoma            73-1465199
ATH Tucson, Inc.............................................      Arizona             71-0765364
Beverly Assisted Living, Inc................................      Delaware            71-0777901
Beverly -- Bella Vista Holding, Inc. .......................      Delaware            71-0797481
Beverly Health and Rehabilitation Services, Inc.............     California           95-2301514
Beverly Enterprises -- Alabama, Inc.........................     California           95-3742145
Beverly Enterprises -- Arizona, Inc.........................     California           95-3750871
Beverly Enterprises -- Arkansas, Inc........................     California           95-3751272
Beverly Enterprises -- California, Inc......................     California           95-3750879
Beverly Enterprises -- Colorado, Inc........................     California           95-3750882
Beverly Enterprises -- Connecticut, Inc.....................     California           95-3849642
Beverly Enterprises -- Delaware, Inc........................     California           95-3849628
Beverly Enterprises -- Distribution Services, Inc...........     California           95-4081567
Beverly Enterprises -- District of Columbia, Inc............     California           95-3750889
Beverly Enterprises -- Florida, Inc.........................     California           95-3742251
Beverly Enterprises -- Garden Terrace, Inc..................     California           95-3849648
Beverly Enterprises -- Georgia, Inc.........................     California           95-3750880
Beverly Enterprises -- Hawaii, Inc..........................     California           95-3750890
Beverly Enterprises -- Idaho, Inc...........................     California           95-3750886
Beverly Enterprises -- Illinois, Inc........................     California           95-3750883
Beverly Enterprises -- Indiana, Inc.........................     California           95-3744258
Beverly Enterprises -- Iowa, Inc............................     California           95-3751271
Beverly Enterprises -- Kansas, Inc..........................     California           95-3751269
Beverly Enterprises -- Kentucky, Inc........................     California           95-3750894
Beverly Enterprises -- Louisiana, Inc.......................     California           95-3849633
Beverly Enterprises -- Maine, Inc...........................     California           95-3849627
Beverly Enterprises -- Maryland, Inc........................     California           95-3750892

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

                                                              (STATE OR OTHER
                                                              JURISDICTION OF
                                                              INCORPORATION OR     (I.R.S. EMPLOYER
 (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)     ORGANIZATION)      IDENTIFICATION NO.)
 ---------------------------------------------------------    ----------------    -------------------
Beverly Enterprises -- Massachusetts, Inc...................     California           95-3750893
Beverly Enterprises -- Michigan, Inc........................     California           95-3898661
Beverly Enterprises -- Minnesota, Inc.......................     California           95-3742698
Beverly Enterprises -- Mississippi, Inc.....................     California           95-3742144
Beverly Enterprises -- Missouri, Inc........................     California           95-3750895
Beverly Enterprises -- Montana, Inc.........................     California           95-3849636
Beverly Enterprises -- Nebraska, Inc........................     California           95-3750873
Beverly Enterprises -- Nevada, Inc..........................     California           95-3750896
Beverly Enterprises -- New Hampshire, Inc...................     California           95-3849630
Beverly Enterprises -- New Jersey, Inc......................     California           95-3750884
Beverly Enterprises -- New Mexico, Inc......................     California           95-3750869
Beverly Enterprises -- North Carolina, Inc..................     California           95-3642257
Beverly Enterprises -- North Dakota, Inc....................     California           95-3751270
Beverly Enterprises -- Ohio, Inc............................     California           95-3750867
Beverly Enterprises -- Oklahoma, Inc........................     California           95-3849624
Beverly Enterprises -- Oregon, Inc..........................     California           95-3750881
Beverly Enterprises -- Pennsylvania, Inc....................     California           95-3750870
Beverly Enterprises -- Rhode Island, Inc....................     California           95-3849621
Beverly Enterprises -- South Carolina, Inc..................     California           95-3750866
Beverly Enterprises -- Tennessee, Inc.......................     California           95-3742261
Beverly Enterprises -- Texas, Inc...........................     California           95-3744256
Beverly Enterprises -- Utah, Inc............................     California           95-3751089
Beverly Enterprises -- Vermont, Inc.........................     California           95-3750885
Beverly Enterprises -- Virginia, Inc........................     California           95-3742694
Beverly Enterprises -- Washington, Inc......................     California           95-3750868
Beverly Enterprises -- West Virginia, Inc...................     California           95-3750888
Beverly Enterprises -- Wisconsin, Inc.......................     California           95-3742696
Beverly Enterprises -- Wyoming, Inc.........................     California           95-3849638
Beverly Enterprises International Limited...................     California           95-3982125
Beverly Enterprises Medical Equipment Corporation...........     California           95-3849617
Beverly Holdings I, Inc.....................................      Delaware            71-0768985
Beverly Manor Inc. of Hawaii................................     California           99-0144750
Beverly -- Missouri Valley Holding, Inc. ...................      Delaware            71-0797485
Beverly -- Rapid City Holding, Inc. ........................      Delaware            71-0797483
Beverly Real Estate Holdings, Inc...........................      Delaware            71-0768984
Beverly Savana Cay Manor, Inc...............................     California           95-4217381
Columbia-Valley Nursing Home, Inc...........................        Ohio              34-1262298
Commercial Management, Inc..................................        Iowa              42-0891358
Continental Care Centers of Council Bluffs, Inc.............        Iowa              41-1413442
Forest City Building Ltd....................................      Missouri            43-1102460
Hallmark Convalescent Homes, Inc............................      Michigan            41-1413478
Home Medical Systems, Inc...................................      Delaware            23-2271050
HomeCare Preferred Choice, Inc. ............................      Delaware            62-1702864
Hospice Preferred Choice, Inc...............................      Delaware            71-0761314
Hospital Facilities Corporation.............................     California           95-2499218
Kenwood View Nursing Home, Inc. ............................       Kansas             48-6111286
Liberty Nursing Homes, Incorporated.........................      Virginia            54-0784334
MATRIX HealthCare Network, Inc. ............................      Delaware            16-1702866
MATRIX Rehabilitation, Inc. ................................      Delaware            71-0783147
Medical Arts Health Facility of Lawrenceville, Inc. ........      Georgia             58-1329700

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
                                                              (STATE OR OTHER
                                                              JURISDICTION OF
                                                              INCORPORATION OR     (I.R.S. EMPLOYER
 (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN ITS CHARTER)     ORGANIZATION)      IDENTIFICATION NO.)
 ---------------------------------------------------------    ----------------    -------------------
Moderncare of Lumberton, Inc. ..............................   North Carolina         56-1217025
Nebraska City S-C-H, Inc. ..................................      Nebraska            41-1413481
Nursing Home Operators, Inc. ...............................        Ohio              34-0949279
Petersen Health Care, Inc. .................................      Florida             59-2043392
Salem No. 1, Inc. ..........................................      Missouri            43-1130257
South Alabama Nursing Home, Inc. ...........................      Alabama             95-3809397
South Dakota -- Beverly Enterprises, Inc. ..................     California           95-3750887
Spectra Healthcare Alliance, Inc. ..........................      Delaware            71-0759298
Synergos, Inc. .............................................     California           33-0203515
Synergos -- Scottsdale, Inc. ...............................      Arizona             94-3085083
TMD Disposition Company.....................................      Florida             59-3151568
Vantage Healthcare Corporation..............................      Delaware            35-1572998

Item 1:   Description of Registrant's Securities to be Registered.

          The description of such securities is hereby incorporated by reference to the material set forth under the caption "Description of the Senior Notes" in the Prospectus/Consent Solicitation Statement which constitutes a part of the Registration Statement on Form S-4, File Nos. 333-35137 and 333-35137-01, under the Securities Act of 1933, as amended (the "Registration Statement").

Item 2:   Exhibits.

Exhibit
Number                   Description
------                   -----------
3.1            -- Certificate of Incorporation of New Beverly Holdings, Inc.
                  dated April 15, 1997 (incorporated by reference to Exhibit
                  3.1 to New Beverly Holdings, Inc.'s Registration Statement on
                  Form S-1 filed June 4, 1997 (File No. 333-28521)).

3.2            -- Amended Certificate of Incorporation of New Beverly Holdings,
                  Inc. dated May 29, 1997 (incorporated by reference to Exhibit
                  3.2 to New Beverly Holdings, Inc.'s Registration Statement on
                  Form S-1 filed June 4, 1997 (File No. 333-28521)).

3.3            -- Bylaws of New Beverly Holdings, Inc. (incorporated by
                  reference to Exhibit 3.4 to New Beverly Holdings, Inc.'s
                  Registration Statement on Form S-1 filed June 4, 1997 (File
                  No. 333-28521)).

4.1            -- Indenture dated as of February 1, 1996 between Beverly
                  Enterprises, Inc. and Chemical Bank, as Trustee, with respect to Beverly Enterprises, Inc.'s 9% Senior Notes due February
                  15, 2006 (incorporated by reference to Exhibit 4.1 to Beverly
                  Enterprises, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995).

4.2            -- Form of Second Supplemental Indenture dated       , 1997
                  between Beverly Enterprises, Inc., New Beverly Holdings,
                  Inc., certain subsidiaries of Beverly Enterprises, Inc. as guarantors and The Chase Manhattan Bank, as Trustee, with
                  respect to Beverly's 9% Senior Notes due February 15, 2006
                  (incorporated by reference to Exhibit 4.2 to Beverly
                  Enterprises, Inc.'s and New Beverly Holdings, Inc.'s (and
                  additional Co-Registrants') Registration Statement on Form S-4
                  filed on September 8, 1997 (File Nos. 333-25137 and
                  333-35137-01)).

4.3            -- Indenture dated as of March 15, 1983 between Beverly
                  Enterprises and Manufacturers Hanover Trust Company, Trustee with respect to Beverly's 7 5/8% Convertible Subordinated
                  Debentures due March 15, 2003 (incorporated by reference to
                  Exhibit 4.2 to Beverly's Registration Statement on Form S-3 dated March 10, 1983 (File No. 2-82266)).


                              SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              FOR THE REGISTRANTS SET FORTH IN THE FACING PAGE AND ON THE TABLE OF ADDITIONAL CO-REGISTRANTS

                              By: /s/ Scott Tabakin

                              Name:  Scott Tabakin

                              Title:  Executive Vice President,
                                      Chief Financial Officer and Director


Date:  October 21, 1997

                              INDEX TO EXHIBITS

Exhibit
Number                   Description
------                   -----------
3.1            -- Certificate of Incorporation of New Beverly Holdings, Inc.
                  dated April 15, 1997 (incorporated by reference to Exhibit
                  3.1 to New Beverly Holdings, Inc.'s Registration Statement on
                  Form S-1 filed June 4, 1997 (File No. 333-28521)).

3.2            -- Amended Certificate of Incorporation of New Beverly Holdings,
                  Inc. dated May 29, 1997 (incorporated by reference to Exhibit
                  3.2 to New Beverly Holdings, Inc.'s Registration Statement on
                  Form S-1 filed June 4, 1997 (File No. 333-28521)).

3.3            -- Bylaws of New Beverly Holdings, Inc. (incorporated by
                  reference to Exhibit 3.4 to New Beverly Holdings, Inc.'s
                  Registration Statement on Form S-1 filed June 4, 1997 (File
                  No. 333-28521)).

4.1            -- Indenture dated as of February 1, 1996 between Beverly
                  Enterprises, Inc. and Chemical Bank, as Trustee, with respect to Beverly Enterprises, Inc.'s 9% Senior Notes due February
                  15, 2006 (incorporated by reference to Exhibit 4.1 to Beverly
                  Enterprises, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995).

4.2            -- Form of Second Supplemental Indenture dated       , 1997
                  between Beverly Enterprises, Inc., New Beverly Holdings,
                  Inc., certain subsidiaries of Beverly Enterprises, Inc. as guarantors and The Chase Manhattan Bank, as Trustee, with
                  respect to Beverly's 9% Senior Notes due February 15, 2006
                  (incorporated by reference to Exhibit 4.2 to Beverly
                  Enterprises, Inc.'s and New Beverly Holdings, Inc.'s (and
                  additional Co-Registrants') Registration Statement on Form S-4
                  filed on September 8, 1997 (File Nos. 333-25137 and
                  333-35137-01)).

4.3            -- Indenture dated as of March 15, 1983 between Beverly
                  Enterprises and Manufacturers Hanover Trust Company, Trustee with respect to Beverly's 7 5/8% Convertible Subordinated
                  Debentures due March 15, 2003 (incorporated by reference to
                  Exhibit 4.2 to Beverly's Registration Statement on Form S-3 dated March 10, 1983 (File No. 2-82266)).